THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment") is entered into effective as of March 8, 2006 by and among GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company ("Lender"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation, MANAGEMENT ALLIANCE CORPORATION, a Texas corporation, TEXCEL SERVICES, INC. a Pennsylvania corporation, and PREFERRED FUNDING CORPORATION, a Texas corporation (collectively "Borrowers") and DIVERSIFIED CORPORATE RESOURCES, INC. a Texas corporation, DATATEK GROUP CORPORATION, a Texas corporation and MANAGEMENT ALLIANCE GROUP OF INDEPENDENT CONSULTANTS, INC. a Texas corporation (collectively "Guarantors") and J. Michael Moore ("Validity Guarantor" which shall be included in references to "Guarantors" below).

RECITALS

    Lender, Borrowers and Guarantors entered into a Loan And Security Agreement dated as of March 12, 2004 and amended the same on April 27, 2004 and on March 12, 2005 (as amended, the "Loan Agreement"). All capitalized terms not defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

    Validity Guarantor executed and delivered to Lender his Validity Guaranty dated as of March 12, 2004.

    The Loan Agreement will mature by its terms on March 12, 2006. Borrowers and Guarantors have asked Lender to extend the maturity date to the earlier of demand or March 12, 2006 and Lender agrees, upon the terms and conditions set forth below.

              NOW THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree to further amend the Loan Agreement as follows;

      Maturity Date-     The Maturity Date of the Loan Agreement is amended to the earlier of demand or March 27, 2006.

      Early Termination Fee-     The Early Termination Fee shall apply to the Maturity Date as amended herein.

      Reaffirmation- Except as amended hereby, the Loan Agreement and all documents and instruments executed in connection therewith, and all of the terms of such documents, shall remain in full force and effect.

      Reaffirmation of Guaranty and Validity Guaranty. Guarantors reaffirm each and every term of their Guaranty Agreements and agree they shall continue to secure repayment of the indebtedness as provided for herein and in the Loan Agreement.

      Entire Agreement. All parties to this Third Amendment agree that this Third Amendment and all documents executed in connection herewith or referenced herein, constitute the entire agreements made by and between the parties, and no other agreements, either written or oral, express or implied, have been made and entered into or agreed to between the parties. The parties also agree, each with the other, that the agreements between the parties may be modified or amended only by subsequent written agreement executed by all of the parties hereto.

     6.     Counterparts. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have cause this Third Amendment to be executed and delivered as of the date first hereinabove set forth.

Accepted at Bloomfield Hills,
Michigan on March __, 2006.
LENDER:	BORROWERS:
GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company By: GCC Management, Inc. Its: Manager By: _____________________________________ Edward P. Lewan Its: Vice President	INFORMATION SYSTEMS, CONSULTING CORP., a Texas corporation By: /s/ J. Michael Moore J. Michael Moore Its: Chief Executive Officer and By: /s/ Michael Lee Michael Lee Its: Secretary
MANAGEMENT ALLIANCE CORPORATION, a Texas corporation By: /s/ J. Michael Moore J. Michael Moore Its: Chief Executive Officer and By: /s/ Michael Lee Michael Lee Its: Secretary
[SIGNATURES CONTINUED ON FOLLOWING PAGE]

TEXCEL SERVICES, INC., a Pennsylvania corporation By: /s/ J. Michael Moore J. Michael Moore Its: Chief Executive Officer and By: /s/ Michael Lee Michael Lee Its: Secretary
PREFERRED FUNDING CORPORATION, a Texas corporation By: /s/ J. Michael Moore J. Michael Moore Its: Chief Executive Officer and By: /s/ Michael Lee Michael Lee Its: Secretary
GUARANTORS:
DIVERSIFIED CORPORATE RESOURCES, INC. a Texas corporation By: /s/ J. Michael Moore J. Michael Moore Its: Chief Executive Officer and By: /s/ Michael Lee Michael Lee Its: Secretary
[SIGNATURES CONTINUED ON FOLLOWING PAGE]

DATATEK GROUP CORPORATION, a Texas corporation By: /s/ J. Michael Moore J. Michael Moore Its: Chief Executive Officer and By: /s/ Michael Lee Michael Lee Its: Secretary

MANAGEMENT ALLIANCE GROUP
OF INDEPENDENT CONSULTANTS, INC.,
a Texas corporation

By: /s/ J. Michael Moore
         J. Michael Moore
Its:    Chief Executive Officer

and

By: /s/ Michael Lee
         Michael Lee
Its:     Secretary

VALIDITY GUARANTOR /s/ J. Michael Moore J. Michael Moore